UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 28, 2018
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8641 (Commission File Number)	82-0109423 (IRS Employer Identification No.)
104 S. Michigan
Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition of Disposition of Assets.
On February 28, 2018, Coeur Mining, Inc. (the “Company” or “Coeur”) completed the previously announced sale (the “Transaction”) of its subsidiary Empresa Minera Manquiri S.A., a Bolivian sociedad anónima (“Manquiri”) to Ag-Mining Investments, AB (formerly NewCo 4714 Sweden AB under change of name to Argentum Investment AB) (the “Buyer”). Manquiri operates the San Bartolomé mine and processing facility near Potosì, Bolivia. The Company, Coeur South America Corp., a Delaware corporation (“CSA”), Coeur Explorations, Inc., an Idaho corporation (“CEE” and together with CSA and Coeur, the “Sellers”) completed the sale of 100% of the issued and outstanding shares of Manquiri in exchange for: (A) a 2.0% net smelter returns royalty on all metals processed through the San Bartolomé mine’s processing facility (commencing on the closing of the Transaction), (B) all value added tax refunds collected or received by Manquiri for any period ending on or before the closing date of the Transaction (net of reasonable collection expenses) and (C) promissory notes payable to the Sellers by the Buyer with an aggregate principal amount equal to $27.6 million, as adjusted to reflect Manquiri’s cash and cash equivalents as of the closing of the Transaction (the “Notes”). The Notes shall be repaid in equal monthly installments beginning on October 1, 2018 with a maturity date of September 1, 2019.
Additional information regarding the Transaction is provided in the Current Report on Form 8-K filed by the Company on December 26, 2017 and the Current Report on Form 8-K filed by the Company on February 16, 2018.
Unaudited pro forma financial information, giving effect to the sale Transaction, as required by Item 9.01(b) of Form 8-K is furnished as Exhibit 99.1 of this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
On February 28, 2018, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(b)    Pro Forma Financial Information
The Company’s unaudited pro forma condensed consolidated financial information as of December 31, 2017 and for the year ended December 31, 2017, which reflect the sale Transaction described in Item 2.01, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
(d)    List of Exhibits

Exhibit No.	Description
Exhibit 99.1	Unaudited pro forma condensed consolidated financial information of Coeur Mining, Inc.
Exhibit 99.2	Press Release dated February 28, 2018, issued by Coeur Mining, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.
Date: February 28, 2018	By: /s/ Peter C. Mitchell
Name: Peter C. Mitchell Title: Senior Vice President and Chief Financial Officer